Accumulated Other Comprehensive Income	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
AOCI Note Disclosure [Text Block]
A summary of the changes in each component of Accumulated other comprehensive (loss) income, net of tax for the years ended December 31, 2019 and 2018 is provided below:

(dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Postretirement Plans	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2017	$(2,950)	$(4,652)	$5	$72	$(7,525)
Other comprehensive income before reclassifications, net	(486)	(1,736)	—	(307)	(2,529)
Amounts reclassified, pre-tax	(2)	344	—	(16)	326
Tax (expense) benefit	(4)	326	—	78	400
ASU 2016-01 adoption impact	$—	$—	$(5)	$—	$(5)
Balance at December 31, 2018	$(3,442)	$(5,718)	$—	$(173)	$(9,333)
Other comprehensive loss before reclassifications, net	280	(584)	—	(33)	(337)
Amounts reclassified, pre-tax	2	170	—	51	223
Tax (expense) benefit	(43)	97	—	(11)	43
ASU 2018-02 adoption impact	(8)	(737)	—	—	(745)
Balance at December 31, 2019	$(3,211)	$(6,772)	$—	$(166)	$(10,149)
In February 2018, the FASB issued ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Topic 220). The new standard allows companies to reclassify to retained earnings the stranded tax effects in Accumulated other comprehensive income (AOCI) from the TCJA. We elected to reclassify the income tax effects of TCJA from AOCI of $745 million to retained earnings, effective January 1, 2019.
In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. This ASU modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Upon adoption, investments that do not result in consolidation and are not accounted for under the equity method generally must be carried at fair value, with changes in fair value recognized in net income. We had approximately $5 million of unrealized gains on these securities recorded in Accumulated other comprehensive loss in our Consolidated Balance Sheet as of December 31, 2017. We adopted this standard effective January 1, 2018, with these amounts recorded directly to retained earnings as of that date.
Amounts reclassified that relate to our defined benefit pension and postretirement plans include the amortization of prior service costs and actuarial net losses recognized during each period presented. These costs are recorded as components of net periodic pension cost for each period presented. Additionally, during 2019, we recorded a curtailment gain of $98 million in the Consolidated Statement of Operations which is included within amounts reclassified related to our defined pension and postretirement plans (see Note 12 for additional details).
All noncontrolling interests with redemption features, such as put options, that are not solely within our control (redeemable noncontrolling interests) are reported in the mezzanine section of the Consolidated Balance Sheet, between liabilities and equity, at the greater of redemption value or initial carrying value.